EXHIBIT 10.60

                             STOCK OPTION AGREEMENT
                                       OF
                             NEW VISUAL CORPORATION

         STOCK OPTION AGREEMENT (this "Agreement") entered into effective as December 2, 2002, between NEW VISUAL CORPORATION, a Utah corporation (the "Corporation"), and BRAD KETCH (the "Optionee," which term as used herein shall be deemed to include any successor to the Optionee by will or by the laws of descent and distribution, unless the context shall otherwise require).

         The Board of Directors of the Corporation approved the issuance to the Optionee, effective as of the date set forth above, of a nonqualified stock option to purchase up to an aggregate of 1,500,000 shares of the common stock, par value $.001 per share, of the Corporation (the "Common Stock"), at an exercise price of $0.64 per share (the "Option Price"), upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual premises and undertakings hereinafter set forth, the parties hereto agree as follows:

         1. OPTION; OPTION PRICE. The Board of Directors hereby grants as of the date of this Agreement to the Optionee the option (the "Option") to purchase, subject to the terms and conditions of this Agreement, 1,500,000 shares of the Common Stock of the Corporation at an exercise price per share equal to the Option Price.

         2. TERM. The term (the "Option Term") of the Option shall commence on the date of this Agreement and shall terminate on December 2, 2012, unless such Option shall theretofore have been terminated in accordance with the terms hereof.

         3. VESTING.

         (a) Subject to the provisions of Sections 3(b) and (c), 4, 5 and 8 hereof, on each "Measurement Date" set forth in Column 1 below, the Option shall vest and become exercisable for the corresponding number of shares of Common Stock set forth in Column 2 below if the Optionee's employment or engagement with the Company and/or any of its subsidiaries has not terminated. The "Vested Portion" of the Option as of any particular date shall be the cumulative total of all shares for which the Option has become exercisable as of that date.


              COLUMN 1                            COLUMN 2
          Measurement Date              Vested Portion of the Option
------------------------------------- ----------------------------------
           March 1, 2003                           125,000
            June 1, 2003                           125,000
         September 1, 2003                        125, 000
          December 1, 2003                         125,000
           March 1, 2004                           125,000
            June 1, 2004                           125,000
         September 1, 2004                         125,000
          December 1, 2004                         125,000
           March 1, 2005                           125,000
            June 1, 2005                           125,000
         September 1, 2005                         125,000
          December 1, 2005                         125,000

                  (b) Notwithstanding the foregoing, in the event (i) Optionee's employment is terminated by the Company without Cause or by Optionee with Good Reason (as such terms are defined in that certain Employment Agreement, dated December 2, 2002, between Optionee and the Company), or (ii) in the event of a Change in Control (as such term is defined in the Company's 2000 Omnibus Securities Plan), immediately prior to such Change in Control, the Option shall become fully vested (if not already vested). In addition, upon a Change in Control, the securities subject to this Option shall be automatically converted into the right to receive, and thereafter shall constitute, in accordance with this Agreement, the securities, cash and/or other consideration that a holder of the Company's securities shall be entitled to receive upon the consummation of the Change of Control.

                  (c) Subject to the provisions of Sections 5 and 8 hereof, the shares as to which the Option is exercisable may be purchased at any time prior to the expiration or termination of the Option.

         4. TERMINATION OF OPTION. The unexercised portion of the Option, whether vested or unvested, shall automatically and without notice terminate, be cancelled and become null and void at the time of the earliest to occur of the following:

                  (a) immediately upon the date Optionee's employment with the Company is terminated by the Company for Cause;

                  (b) prior to December 2, 2003, immediately upon the date Optionee's employment as Chief Executive Officer of the Company is terminated by Optionee, in the event such termination by Optionee prior to such date is other than with Good Reason;

                  (c) one (1) year after the date that Optionee ceases to be the Company's Chief Executive Officer or member of the Board of Directors of the Company in any manner other than as set forth in (a) or (b) above; or

                  (d) the expiration date of the term of the Option.

         5. PROCEDURE FOR EXERCISE.

                  (a) Subject to the requirements of Section 8, the Option may be exercised, from time to time, in whole or in part (but for the purchase of a whole number of shares only), by delivery of a written notice (the "Notice") from the Optionee to the Secretary of the Corporation, which Notice shall:

                           (i) state that the Optionee elects to exercise the
Option;

                           (ii) state the number of shares with respect to which
the Option is being exercised (the "Optioned Shares");

                           (iii) state the date upon which the Optionee desires
to consummate the purchase of
the Optioned Shares (which date must be prior to the termination of such Option and no later than thirty (30) days after the date of receipt of such Notice);

                           (iv) include any representations of the Optionee
required under Section 8(c); and

                           (v) if the Option shall be exercised pursuant to
Section 10 by any person other than the Optionee, include evidence to the satisfaction of the Board of Directors of the right of such person to exercise the Option.

                  (b) Payment of the Option Price for the Optioned Shares may be made (i) in U.S. dollars by personal or company check, bank draft or money order payable to the order of the Corporation or by wire transfer or (ii) by delivery of such other consideration as the Board of Directors may deem acceptable.

                  (c) The Corporation shall issue a stock certificate in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of Section 10) for the Optioned Shares as soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such shares.

         6. NO RIGHTS AS A STOCKHOLDER. The Optionee shall have no rights as a stockholder of the Corporation with respect to any Optioned Shares until the date the Optionee or, if Optionee is a natural person, his nominee (which, for purposes of this Agreement, shall include any third party agent selected by the Board of Directors to hold such Optioned Shares on behalf of the Optionee), guardian or legal representative is the holder of record of such Optioned Shares.

         7. ADJUSTMENTS.

                  (a) If at any time while the Option is outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend, stock split, combination of shares or through any recapitalization resulting in a stock split-up, spin-off, combination or exchange of shares of Common Stock, then and in each such event appropriate adjustment shall be made in the number of shares and the exercise price per share covered by the Option, so that the same proportion of the Corporation's issued and outstanding shares of Common Stock shall remain subject to purchase at the same aggregate exercise price.

                  (b) Except as otherwise expressly provided herein, the issuance by the Corporation of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights (issued for adequate consideration) or warrants (issued for adequate consideration) to subscribe therefor, or upon conversion of shares or obligations (issued for adequate consideration) of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of shares of Common Stock covered by the Option.

                  (c) Without limiting the generality of the foregoing, the existence of the Option shall not affect in any manner the right or power of the Corporation to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business; (ii) any merger or consolidation of the Corporation;
(iii) any issue by the Corporation of debt securities, or preferred or preference stock that would rank above the shares of Common Stock covered by the Option; (iv) the dissolution or liquidation of the Corporation; (v) any sale, transfer or assignment of all or any part of the assets or business of the Corporation; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

                  (d) If the Corporation shall consummate any merger, consolidation, business combination or other reorganization in which holders of shares of Common Stock are entitled to receive in respect of such shares any securities, cash and/or other consideration (including a different number of shares of Common Stock) (collectively, a "Reorganization"), this Option shall thereafter be exercisable, in accordance with this Agreement, only for the kind and amount of securities, cash and/or other consideration receivable upon such Reorganization by a holder of the same number of shares of Common Stock as are subject to this Option immediately prior to such Reorganization, and any adjustments will be made to the terms of this Option, and this Agreement, to give effect to the Reorganization.

         8. ADDITIONAL PROVISIONS RELATED TO EXERCISE.

                  (a) The Option shall be exercisable only in accordance with this Agreement, including the provisions regarding the period when the Option may be exercised and the number of shares of Common Stock that may be acquired upon exercise.

                  (b) The Option may not be exercised as to less than one hundred (100) shares of Common Stock at any one time unless less than one hundred (100) shares of Common Stock remain to be purchased upon the exercise of the Option.

                  (c) To exercise the Option, the Optionee shall follow the provisions of Section 5 hereof. Upon the exercise of the Option at a time when there is not in effect a registration statement under the Securities Act of 1933, as amended (the "Securities Act") relating to the shares of Common Stock issuable upon exercise of the Option, the Board of Directors in its discretion may, as a condition to the exercise of the Option, require the Optionee (i) to represent in writing that the shares of Common Stock received upon exercise of the Option are being acquired for investment and not with a view to distribution and (ii) to make such other representations and warranties as are deemed appropriate by counsel to the Corporation or any underwriters or prospective underwriters (including lock-up options). No Option may be exercised and no shares of Common Stock shall be issued and delivered upon the exercise of the Option unless and until the Corporation and/or the Optionee shall have complied with all applicable federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.

                  (d) Stock certificates representing shares of Common Stock acquired upon the exercise of the Option that have not been registered under the Securities Act shall, if required by the Board of Directors, bear the following legend:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

                  (e) The exercise of each Option and the issuance of shares in connection with the exercise of an Option shall, in all cases, be subject to the satisfaction of withholding tax.

         9. RESTRICTION ON TRANSFER. The Option may not be assigned or transferred (which shall be deemed to include with respect to an Optionee that is an entity, a reorganization or merger or consolidation with any other person, entity or corporation) except, if Optionee is a natural person, by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code, and may be exercised during the lifetime or existence of the Optionee, as applicable, only by the Optionee or, if Optionee is a natural person, the Optionee's guardian or legal representative or assignee pursuant to a qualified domestic relations order. If the Optionee (who is a natural person) dies, the Option shall thereafter be exercisable, during the period specified in Section 4(a), by his executors or administrators or by a person who acquired the right to exercise the Option by bequest or inheritance to the full extent to which the Option was exercisable by the Optionee at the time of his death. The Option shall not be subject to execution, attachment or similar process. Any attempted assignment or transfer of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

         10. NOTICES. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if (i) personally delivered, (ii) sent by nationally-recognized overnight courier or (iii) sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                  if to the Optionee, to the address set forth on the signature page hereto; and

                  if to the Corporation, to:

                           New Visual Corporation
                           5920 Friars Road, Suite 104
                           San Diego, California  92108
                           Attention:  Secretary

or to such other address as the party to whom notice is to be given may have furnished to each other party in writing in accordance herewith. Any such communication shall be deemed to have been given (i) when delivered, if personally delivered, (ii) on the first Business Day (as hereinafter defined) after dispatch, if sent by nationally-recognized overnight courier and (iii) on the third Business Day following the date on which the piece of mail containing such communication is posted, if sent by mail. As used herein, "Business Day" means a day that is not a Saturday, Sunday or a day on which banking institutions in the city to which the notice or communication is to be sent are not required to be open.

         11. NO WAIVER. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

         12. OPTIONEE UNDERTAKING. The Optionee hereby agrees to take whatever additional actions and execute whatever additional documents the Corporation or its counsel may in their reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Agreement.

         13. MODIFICATION OF RIGHTS. The rights of the Optionee are subject to modification and termination in certain events as provided in this Agreement.

         14. AMENDMENTS. The Board of Directors may, insofar as permitted by applicable law, rule or regulation, from time to time suspend or discontinue this Agreement or revise or amend it in any respect whatsoever, and this Agreement as so revised or amended will govern the Option hereunder; PROVIDED, HOWEVER, that no such revision or amendment shall alter, impair or diminish any rights or obligations under the Option without the written consent of the Optionee.

         15. ARBITRATION. Any disputes between the parties to this Agreement relating to the formation, execution, interpretation, breach or enforcement of this Agreement, or relating to any other matter arising from the transactions contemplated herein, shall be submitted to arbitration before the American Arbitration Association ("AAA"), in accordance with their rules then in effect and the substantive law of the State of Utah and the United States. The arbitration shall be held in San Diego, California. Each of the parties to this Agreement shall appoint one person as an arbitrator to hear and determine such disputes, and if they should be unable to agree, then the two arbitrators shall choose a third arbitrator from a panel made up of experienced arbitrators selected pursuant to the procedures of the AAA and, once chosen, the third arbitrator's decision shall be final, binding and conclusive upon the parties to this Agreement. The arbitrators may not award punitive or exemplary damages for contract claims but will have the power to award pre-judgment interest and attorneys' fees to the prevailing party. The award of the arbitration panel may be confirmed by any state or federal court of competent jurisdiction located in San Diego, California, and may be challenged only upon the grounds provided in
Section 10 of the Federal Arbitration Act, Title 9, United States Code. This agreement to arbitrate shall survive the execution of this Agreement. THE RIGHT TO ARBITRATE IS INTEGRAL TO AND NOT SEVERABLE FROM THIS AGREEMENT. THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS ARBITRATION AGREEMENT AND KNOWINGLY CONSENT TO ITS CONSEQUENCES, INCLUDING THE WAIVER OF THE RIGHT TO LITIGATE CERTAIN DISPUTES. The expenses of such arbitration will be borne by the losing party or in such proportion as the arbitrators decide. A material or anticipatory breach of any section of this Agreement will not release either party from the obligations of this Section 15.

         16. INFORMATION TO OPTIONEE.

                  (a) The Board of Directors in its sole discretion shall determine what, if any, financial and other information shall be provided to Optionee and when such financial and other information shall be provided after giving consideration to applicable federal and state laws, rules and regulations, including without limitation applicable federal and state securities laws, rules and regulations.

                  (b) Optionee hereby agrees that any financial and other information provided to Optionee by the Corporation is confidential and Optionee shall maintain the confidentiality of such financial and other information, shall not disclose such information to third parties, and shall not use the information for any purpose other than evaluating an investment in the Common Stock. Optionee expressly acknowledges that the number of shares exercisable under options granted hereunder, and the terms thereof, shall be confidential. The Board of Directors may impose other restrictions on the access to and use of such confidential information and may require Optionee to further acknowledge the Optionee's obligations under this Section (which acknowledgment shall not be a condition to the Optionee's obligations under this Section 16).

         17. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Utah applicable to contracts made and to be wholly performed therein.

         18. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         19. ENTIRE AGREEMENT. This Agreement constitute the entire agreement between the parties with respect to the subject matter hereof, and supersede all previously written or oral negotiations, commitments, representations and agreements with respect thereto.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                          NEW VISUAL CORPORATION



                                          By:      /s/ Ray Willenberg
                                          Name:    Ray Willenberg
                                          Title:   Chairman



                                          OPTIONEE:



                                          /s/ Brad Ketch
                                          Brad Ketch


                                          Address:
                                          17112 SE Powell Blvd
                                          Ste. 2 #427
                                          Portland, OR 97236

                               NOTICE OF EXERCISE
                                      UNDER
                             STOCK OPTION AGREEMENT
                             ----------------------


To:      New Visual Corporation (the "Corporation")

From: ________________________________

Date: ________________________________

         Pursuant to the Stock Option Agreement (the "Agreement") between the Corporation and the undersigned effective December 2, 2002, the undersigned hereby exercises the Option as follows:

Number of shares of Common Stock the undersigned wishes to
  purchase under the Option
Exercise Price per share                                                 $ 0.64
Total Exercise Price                                                     $
Vested shares (pursuant to Section 3 of the Agreement))
Number of shares the undersigned has previously purchased by exercising the Option
Expiration Date of the Option                                   December 2, 2012


         The undersigned hereby represents, warrants, and covenants to the Corporation that:

         a. The undersigned is acquiring the Common Stock for its own account, for investment, and not for distribution or resale, and will make no transfer of such Common Stock except in compliance with applicable federal and state securities laws and in accordance with the provisions of the Agreement.

         b. The undersigned can bear the economic risk of the investment in the Common Stock resulting from this exercise of the Option, including a total loss of its investment.

         c. The undersigned is experienced in business and financial matters and am capable of (i) evaluating the merits and risks of an investment in the Common Stock; (ii) making an informed investment decision regarding exercise of the Option; and (iii) protecting my interests in connection therewith.

         d. The undersigned has had a reasonable opportunity to conduct such investigation as it deemed necessary for the purpose of making the decision to invest in the Common Stock. The undersigned has had a reasonable opportunity to ask questions of and receive answers from the Corporation concerning the operations, affairs and financial condition of the Corporation.

         The undersigned acknowledges that it must pay the exercise price in full and make appropriate arrangements for the payment of all federal, state and local tax withholdings due with respect to the Option exercised herein, before the stock certificate evidencing the shares of Common Stock resulting from this exercise of the Option will be issued to the undersigned.

         Attached in full payment of the exercise price for the Option exercised herein is a check made payable to the Corporation in the amount of $____________.



                                                  ______________________________